UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2007

___________________

CELSIA TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-64840 (Commission File Number)	91-2015441 (I.R.S. Employer Identification No.)

1395 Brickell Avenue, Suite 800 Miami, FL 33131 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (305) 529-6290

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2007, Hakan Wretsell was terminated as President and Chief Executive Officer of Celsia Technologies, Inc. (the “Company”). On August 30, 2007, Joe Formichelli was appointed President and Chief Executive Officer of the Company. Mr. Formichelli had previously been appointed Executive Vice President and Interim CEO of the Company on August 9, 2007, as reported in the Company’s current report on Form 8-K filed with the SEC on August 15, 2007. Gregory J. Osborn had previously replaced Mr. Wretsell as Chairman of the Board of Directors of the Company on August 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2007
CELSIA TECHNOLOGIES, INC.

	By:	/s/ Joseph C. Formichelli
Name: Joseph C. Formichelli
Its: President